                                                                    EXHIBIT 99.1

AMERICAN RETIREMENT CORPORATION (ACR) - Q1 2001 DATA SHEET - PAGE 1 OF 2

--------------------------------------------------------------------------------
Revenue Composition
--------------------------------------------------------------------------------

                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Retirement Centers
------------------
Independent living                   $28,048        47.0%      46.5%
Assisted living                        7,889        13.2%      13.1%
Skilled Nursing                        9,668        16.2%      16.0%
Ancillary Services                     4,778         8.0%       7.9%
Entry Fee Income                       1,855         3.1%       3.1%
                                     -------       -----      -----
                                      52,238        87.5%      86.5%

Freestanding Assisted Living           7,434        12.5%      12.3%
                                     -------       -----      -----
Total Resident Fees                   59,672       100.0%      98.8%

Freedom Sq & Freedom Peoria               41                    0.1%
Mgmt Fees with purchase rights           336                    0.6%
Mgmt Fees - other                        316                    0.5%
Develop. Fees                             16                    0.0%
                                     -------                  -----
                                         709                    1.2%
TOTAL REVENUES                       $60,381                  100.0%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
G&A as a Percentage of Revenue
--------------------------------------------------------------------------------

($ in millions)                                     Q1 01              Q1 00
---------------                                    -------            -------
Consolidated Community Revenue                     $59,672            $45,148
Freedom Square/Freedom Peoria                       12,013             11,757
Other Nonconsolidated Community Revenue              5,154              4,532
                                                   -------            -------
Total Community Revenue                            $76,839            $61,437

G&A                                                $ 4,994            $ 4,302

PERCENTAGE OF REVENUE                                 6.5%               7.0%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Revenue Composition by Source
--------------------------------------------------------------------------------

     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $55,977                  92.7%
Medicare                    4,025                   6.7%
Medicaid                      379                   0.6%
                          -------               -------
TOTAL                     $60,381                 100.0%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Same Community Results
--------------------------------------------------------------------------------

                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES                      FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q1 01     Q1 00       change       Q1 01        Q1 00       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 41,729  $ 37,535        11.2%    $ 36,030     $ 32,308        11.5%
Operating Expenses                          26,733    24,654         8.4%      22,865       20,915         9.3%
                                          --------  --------                 --------     --------
Community EBITDAR                         $ 14,996  $ 12,881        16.4%    $ 13,165     $ 11,393        15.6%
EBITDAR Margin                                35.9%     34.3%                    36.5%        35.3%

                                                                   %                                     %
                                           Q1 01     Q1 00       change       Q1 01        Q1 00       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     24        24                       22           22
Resident Capacity                            6,586     6,586                    5,589        5,589
Avg. Occupancy                                  95%       91%                      94%          90%
Avg. Occupied Units                          5,552     5,329         4.2%       4,793        4,574         4.8%
Avg. Mo. Revenue/unit                        2,505     2,348         6.7%       2,506        2,354         6.4%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Community EBITDAR Summary**
--------------------------------------------------------------------------------
** Community Revenue less Community Expense

        (in thousands)                                Q1 00       Q2 00       Q3 00        Q4 00        Q1 01
                                                    --------     -------     --------     --------     -------
Consolidated Retirement Center                      $ 15,256     $15,839     $ 16,555     $ 17,337     $18,684
Consolidated Freestanding AL              (A)            (64)       (539)      (1,132)      (1,116)       (801)
                                                    --------     -------     --------     --------     -------
Total Consolidated EBITDAR                            15,192      15,300       15,423       16,221      17,883

Nonconsolidated Freestanding AL(1)        (B)         (2,043)     (1,830)      (1,405)        (940)       (903)

Total Freestanding AL Portfolio         (A)+(B)       (2,107)     (2,369)      (2,537)      (2,056)     (1,704)
Freestanding AL's opened at quarter end(1)                19          23           26           28          32

(1) Adjusted to exclude 2 minority-owned Joint Ventures

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Consolidated Community Data**
--------------------------------------------------------------------------------

                            Average      Average
                            Capacity    Occupancy
Independent living            5,185       95.6%
Assisted living               2,163       71.3%
Alzheimer's                     407       70.8%
Skilled Nursing                 935       81.7%
                              -----       -----
Total                         8,691       86.9%

**  Excludes Freedom Square and Freedom Peoria

--------------------------------------------------------------------------------

[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q1 2001 DATA SHEET - PAGE 2 OF 2

--------------------------------------------------------------------------------
Location/Resident Capacity by Community Type
--------------------------------------------------------------------------------

                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   6       1,936       3       1,678        6       1,420        4         324
Owned-JV                     0           0       0           0        0           0        4         350
-----------------------------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                     0           0       2       1,654        0           0        0           0
Synthetic Leased             1         220       1         460        1         210        8         816
-----------------------------------------------------------------------------------------------------------
Other Leased                 1         195       0           0        2       1,304        1          64
REIT Leased                  1         378       0           0        2         286        6         506
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         425       11       1,061
Managed-other                1         371       3       1,168        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,100       9       4,960       13       3,645       34       3,121
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   19        5,358       16        4,993        3**       365
Owned-JV                      4          350        2          133        2         217
---------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                      2        1,654        2        1,654        0           0
Synthetic Leased             11        1,706        4          991        7         715
---------------------------------------------------------------------------------------
Other Leased                  4        1,563        4        1,563        0           0
REIT Leased                   9        1,170        4          746        5         424
---------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     13        1,486        9        1,095        4         391
Managed-other                 4        1,539        4        1,539        0           0
---------------------------------------------------------------------------------------
  TOTAL                      66       14,826       45       12,714       21       2,112
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Synthetic Lease Assets
--------------------------------------------------------------------------------

                                                 Special
                                                 Purpose
                                      ARC as    Entity as
                ($ in thousands)      Lessee     Lessee       Total
                                     -------     -------     --------
ARC Land (Leased to Lessor)         $  7,601     $ 7,688     $ 15,289

ARC assets pledged to Lessor          42,818      17,455       60,273

ARC Loans to Lessor                   53,551      37,353       90,904
                                    --------     -------     --------
    TOTAL SYNTHETIC LEASE ASSETS    $103,970     $62,496     $166,466

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Cost of Debt Financing
--------------------------------------------------------------------------------

                      Balance
                      3/31/01                    Weighted
                 ($ in thousands)      %         Avg Rate
                 ----------------   --------     --------
Fixed                 $284,365       55.8%         6.97%

Floating               225,616       44.2%         7.78%
                      --------      -----        ------
Total                 $509,981      100.0%         7.33%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Openings & Expansions
--------------------------------------------------------------------------------

                             Loc.        Capacity
                             ----        --------
        1Q 2000               4             329

        2Q 2000               5             402

        3Q 2000               4             345

        4Q 2000               3             229

        1Q 2001               4             343
                            ----          -----
          Total              20           1,648


--------------------------------------------------------------------------------

[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.